UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2008

CHARYS HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-18292	54-2152284
(Commission File Number)	(IRS Employer Identification No.)

1117 Perimeter Center West, Suite N415	30338
Atlanta, Georgia	(Zip Code)
(principal executive offices)

(678) 443-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2008, the registrant filed a Current Report on Form 8-K with respect to the commencement of cases (the “Chapter 11 Cases”) by the registrant and one of its subsidiaries, Crochet & Borel Services, Inc. under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Chapter 11 Cases were commenced in the Bankruptcy Court on February 14, 2008, under Case Nos. 08-10289 and 08-10290.

In connection with the Chapter 11 Cases, on June 20, 2008 the registrant filed with the Bankruptcy Court the following:

•	Corporate Monthly Operating Report filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	Schedule of Cash Receipts and Disbursements filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	Bank Reconciliations filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	BB&T Disbursement Account Statement filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	Statement of Operations filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	Balance Sheet filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	Status of Post-Petition Taxes filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	A/P Aging Summary filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	Accounts Receivable Reconciliation and Aging filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	Payments to Insiders and Professionals filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

•	Debtor Questionnaire filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

Copies of the above-described filings are attached hereto as exhibits to this Current Report.

Item 7.01	Regulation FD Disclosure.

See Item 2.02, above.

Item 8.01	Other Events.

See Item 2.02, above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Corporate Monthly Operating Report filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.2	Schedule of Cash Receipts and Disbursements filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.3	Bank Reconciliations filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.4	BB&T Disbursement Account Statement filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.5	Statement of Operations filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.6	Balance Sheet filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.7	Status of Post-Petition Taxes filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.8	A/P Aging Summary filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.9	Accounts Receivable Reconciliation and Aging filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.10	Payments to Insiders and Professionals filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.
10.11	Debtor Questionnaire filed with the United States Bankruptcy Court, District of Delaware, on June 20, 2008, Case No. 08-10289.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2008	CHARYS HOLDING COMPANY, INC.

	By	/s/ Michael Oyster
Michael Oyster, Chief Executive Officer